KINGSTONE

FOR IMMEDIATE RELEASE

Kingstone Reports Record Profitability and Growth

Raises 2024 and 2025 Guidance

Kingston, NY — November 12, 2024 – Kingstone Companies, Inc. (Nasdaq: KINS) (the "Company" or "Kingstone"), a Northeast regional property and casualty insurance holding company, today announced its financial results for the third quarter ended September 30, 2024. The Company will hold its third quarter 2024 financial results conference call on Wednesday, November 13, 2024, at 8:30 a.m. Eastern Time. With this release, the Company has provided an investor presentation that can be accessed through the Investor Relations/Events & Presentations section of the Company website (www.kingstonecompanies.com).

Key Financial and Operational Highlights						
($ in thousands, except per share data)	**Quarter Ended September 30,**			**Nine Months Ended September 30,**		
	2024	**2023**	**Change**	**2024**	**2023**	**% Change**
Direct premiums written[1] - Core Business[2]	$64,170	$46,026	39.4%	$162,063	$129,665	25.0%
Net combined ratio	72.0%	110.2%	(38.2) pts	80.7%	110.7%	(30.0) pts
Net Income/(Loss)	$6,978	($3,538)	NM	$12,920	($9,114)	NM
Net Income/(Loss) per share - basic	$0.61	($0.33)	NM	$1.16	($0.85)	NM
Return on equity - annualized	55.6%	(48.3%)	103.8 pts	36.6%	(38.8%)	75.3 pts

Management Commentary

Meryl Golden, Chief Executive Officer of Kingstone Companies, Inc., stated, "In the third quarter of 2024, we delivered the highest level of income since Kingstone Insurance Company was acquired by Kingstone Companies in 2009, coupled with record-breaking premiums written. The simultaneous achievement of these milestones is remarkable, driven in large part by the strength of our team, as well as the favorable market conditions that emerged just months ago. The timing could not have been more advantageous for Kingstone.

Core business direct premiums written increased by 39% and 25% during the quarter and year-to-date, respectively. Our objective has always been, and will continue to be, profitable growth. We are managing our new business growth in a deliberate and strategic manner to ensure that we maintain our strong profitability.

Our net combined ratio improved by 38.2 percentage points to 72.0% compared to the third quarter of the prior year, primarily driven by lower frequency and severity of claims due to risk selection in our Select product, the reduction in our non-core business and our disciplined underwriting approach. Contributing further to our profitability, severe weather conditions within our footprint were limited, adding only 1.7% to our loss ratio, which was more than offset by favorable prior year reserve development of 1.9%. Our expense ratio was 33%, representing an increase of 1.3 percentage points from the prior year's third quarter, primarily driven by higher bonus and contingent commission for our talented employees and producers, based on the strong underwriting performance we achieved.

Ms. Golden concluded, "With most of the year behind us and strong visibility into the fourth quarter, we are raising both our full-year 2024 and 2025 guidance. We have successfully executed our strategy and delivered meaningful, sustainable value for our shareholders. Moving forward, our priority remains maximizing value for our shareholders and ensuring the long-term success of the company.

Guidance (see "Disclaimer and Forward-Looking Statements" below)

For 2024, the Company's current full year expectations are calculated based on anticipated net premiums earned of approximately $128 million, and are as follows:

Guidance Metrics	**2024 - Current**	***2024 - Previous***
Core Business[2] direct premiums written growth	25% to 35%	25% to 35%
Combined ratio	79% to 83%	84% to 88%
Net income per share – basic*	$1.40 to $1.70	$1.00 to $1.30
Return on equity	32% to 36%	26% to 34%

For 2025, the Company's full year expectations are calculated based on anticipated net premiums earned of approximately $165 million, and are as follows:

Guidance Metrics	**2025 - Current**	***2025 - Previous***
Core Business[2] direct premiums written growth	15% to 25%	15% to 25%
Combined ratio	82% to 86%	85% to 89%
Net income per share – basic*	$1.60 to $2.00	$1.20 to $1.60
Return on equity	24% to 32%	22% to 30%

**Previous guidance was presented on a diluted shares basis, while current guidance is presented on a basic share basis.*

Consolidated Financial Results

Consolidated Financial Results	Quarter Ended			Nine Months Ended		
($ in thousands, except per share data)	September 30,			September 30,		
	2024	2023	Change	2024	2023	% Change
Direct premiums written[1]	$66,627	$51,992	28.1%	$169,447	$147,237	15.1%
Net premiums earned	$33,407	$27,938	19.6%	$92,531	$85,701	8.0%
Net investment income	$1,650	$1,444	14.3%	$4,917	$4,437	10.8%
Net gain/(loss) on investments	$827	($824)	*NM*	$1,319	$598	120.6%
Underlying loss ratio[1]	39.2%	70.8%	(31.6) pts	47.9%	69.2%	(21.3) pts
Net development of prior year losses	(1.9%)	0.0%	(1.9) pts	(1.8%)	0.0%	(1.8) pts
Net loss ratio excluding the effect of catastrophes[1]	37.3%	70.8%	(33.5) pts	46.1%	69.2%	(23.1) pts
Catastrophe loss ratio[1]	1.7%	7.7%	(6.0) pts	2.7%	8.5%	(5.8) pts
Net loss ratio	39.0%	78.5%	(39.5) pts	48.8%	77.7%	(28.9) pts
Net underwriting expense ratio	33.0%	31.7%	1.3 pts	31.9%	33.0%	(1.1) pts
Net combined ratio	72.0%	110.2%	(38.2) pts	80.7%	110.7%	(30.0) pts
Adjusted EBITDA[1]	$10,433	($1,635)	*NM*	$21,212	($5,893)	*NM*
Net Income/(Loss)	$6,978	($3,538)	*NM*	$12,920	($9,114)	*NM*
Net Income/(Loss) per share - basic	$0.61	($0.33)	*NM*	$1.16	($0.85)	*NM*
Net Income/(Loss) per share - diluted	$0.55	($0.33)	*NM*	$1.05	($0.85)	*NM*
Return on equity - annualized	55.6%	(48.3%)	*NM*	36.6%	(38.8%)	*NM*
Other comprehensive income/(loss)	$3,584	($2,226)	*NM*	$3,234	($1,161)	*NM*
Operating net income/(loss)[1]	$6,325	($2,886)	*NM*	$11,878	($9,586)	*NM*
Operating net income/(loss) per share - basic[1]	$0.55	($0.27)	*NM*	$1.07	($0.89)	*NM*
Operating net income/(loss) per share - diluted[1]	$0.50	($0.27)	*NM*	$0.97	($0.89)	*NM*
Operating return on equity[1]	12.6%	(9.8%)	*NM*	25.2%	(30.6%)	*NM*
Operating return on equity[1] - annualized	50.4%	(39.4%)	*NM*	33.6%	(40.8%)	*NM*
Book value per share - diluted				$4.58	$2.16	112.3%
Book value per share - diluted excluding AOCI				$5.28	$3.55	48.6%

NM = Not Meaningful

Core Business Results (New York Only)

The Company refers to its New York policies as its Core Business.

Core Business Results (New York Only)	Quarter Ended			Nine Months Ended		
($ in thousands, except per share data)	September 30,			September 30,		
	2024	2023	% Change	2024	2023	% Change
Direct premiums written[1, 3]	$64,170	$46,026	39.4%	$162,063	$129,665	25.0%
Net premiums earned	$31,407	$24,388	28.8%	$86,468	$73,606	17.5%
Net loss ratio excluding the effect of catastrophes[1,3]	36.6%	64.7%	(28.1) pts	44.7%	64.4%	(19.6) pts
Catastrophe loss ratio[1, 3]	1.2%	7.4%	(6.2) pts	1.9%	5.4%	(3.6) pts
Net loss ratio[3]	37.8%	72.1%	(34.3) pts	46.6%	69.8%	(23.2) pts

Non-Core Business Results (Outside of New York)

The Company has been aggressively reducing policy count in the Non-Core Business, subject to regulatory requirements.

Non-Core Business Results (Outside of New York)	Quarter Ended			Nine Months Ended		
($ in thousands, except per share data)	September 30,			September 30,		
	2024	2023	% Change	2024	2023	% Change
Direct premiums written[1, 3]	$2,457	$5,966	(58.8%)	$7,384	$17,572	(58.0%)
Net premiums earned	$2,000	$3,550	(43.7%)	$6,063	$12,095	(49.9%)
Net loss ratio excluding the effect of catastrophes[1,3]	47.5%	112.5%	(65.0) pts	65.7%	98.5%	(32.7) pts
Catastrophe loss ratio[1, 3]	10.8%	10.3%	0.5 pts	13.9%	27.1%	(13.2) pts
Net loss ratio[3]	58.2%	122.8%	(64.5) pts	79.6%	125.5%	(45.9) pts

Premium and Policy Trends

Premium and Policy Trends	Quarter Ended						
($ in thousands)	September 30, 2024	*Sequential Change*	June 30, 2024	*Sequential Change*	March 31, 2024	*Sequential Change*	December 31, 2023
Core Business[2]							
Direct premiums written[1, 3]	$64,170	*25.1%*	$51,306	*10.1%*	$46,587	*(0.9%)*	$47,027
Policies in force	69,347	*3.6%*	66,934	*(0.1%)*	66,991	*(0.9%)*	67,575
Non-Core Business[2]							
Direct premiums written[1,3]	$2,457	*12.2%*	$2,190	*(20.0%)*	$2,738	*(53.7%)*	$5,911
Policies in force	5,540	*(24.2%)*	7,306	*(19.5%)*	9,080	*(16.1%)*	10,823

[1]These measures are not based on GAAP and are defined and reconciled below to the most directly comparable GAAP measures. See "Definitions and Non-GAAP Measures".

[2]Kingstone refers to New York business as its "Core" business and business outside of New York as its "Non-Core" business.

[3]Core and Non-Core business direct premiums written, net loss ratio excluding the effect of catastrophes and catastrophe loss ratio are not based on GAAP. Net premiums earned is the most directly comparable GAAP measure to direct premiums written. Net loss ratio is the most directly comparable GAAP measure to net loss ratio excluding the effect of catastrophes and catastrophe loss ratio. The aggregate of Core Business and Non-Core Business direct premiums written, net loss ratios and catastrophe loss ratios is represented by direct premiums written, net loss ratios and catastrophe loss ratio, as set forth under Consolidated Financial Results above. See "Definitions and Non-GAAP Measures".

Conference Call Details
Wednesday, November 13, 2024, at 8:30 a.m. Eastern Time

To participate please dial:

U.S. toll free	1-877-423-9820
International	1-201-493-6749

Participants are asked to dial-in approximately 10 minutes before the conference call is scheduled to begin. The conference call can also be accessed via webcast in the "Investor Relations/Events & Presentations" tab of the Company's website or by clicking here. The webcast will be archived and accessible for approximately 30 days.

About Kingstone Companies, Inc.
Kingstone is a northeast regional property and casualty insurance holding company whose principal operating subsidiary is Kingstone Insurance Company ("KICO"). KICO is a New York domiciled carrier writing business through retail and wholesale agents and brokers. KICO is actively writing personal lines and commercial auto insurance in New York, and in 2023 was the 15th largest writer of homeowners insurance in New York. KICO is also licensed in New Jersey, Rhode Island, Massachusetts, Connecticut, Pennsylvania, New Hampshire, and Maine.

Investor Relations Contact:
Karin Daly
Vice President
The Equity Group Inc.
kdaly@equityny.com

Disclaimer and Forward-Looking Statements
The guidance provided above is based on information available as of November 12, 2024 and management's review of the anticipated financial results for 2024 and 2025. Such guidance remains subject to change based on management's ongoing review of the Company's 2024 and 2025 results and is a forward-looking statement (see below). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this press release and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission.

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023.

The risks and uncertainties include, without limitation, the following:

- *the risk of significant losses from catastrophes and severe weather events;*
- *risks related to the lack of a financial strength rating from A.M. Best;*
- *risks related to our indebtedness due on June 30, 2026, including due to the need to comply with certain financial covenants and limitations on the ability of our insurance subsidiary to pay dividends to us;*
- *adverse capital, credit and financial market conditions;*
- *the unavailability of reinsurance at current levels and prices;*
- *the exposure to greater net insurance losses in the event of reduced reliance on reinsurance;*
- *the credit risk of our reinsurers;*
- *the inability to maintain the requisite amount of risk-based capital needed to grow our business;*
- *the effects of climate change on the frequency or severity of weather events and wildfires;*
- *risks related to the limited market area of our business;*
- *risks related to a concentration of business in a limited number of producers;*

- *legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators;*
- *limitations with regard to our ability to pay dividends;*
- *the effects of competition in our market areas;*
- *our reliance on certain key personnel;*
- *risks related to security breaches or other attacks involving our computer systems or those of our vendors; and*
- *our reliance on information technology and information systems.*

Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Definitions and Non-GAAP Measures

Direct premiums written *represent the total premiums charged on policies issued by the Company during the respective fiscal period.*

Net premiums written *are direct premiums written less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct premiums written and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company's policies are written for a twelve-month period. Management uses direct premiums written and net premiums written, along with other measures, to gauge the Company's performance and evaluate results. Direct premiums written and net premiums written are provided as supplemental information, not as a substitute for net premiums earned, and do not reflect the Company's net premiums earned.*

Adjusted EBITDA *is net income (loss) exclusive of interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, and stock- based compensation. Net income (loss) is the GAAP measure most closely comparable to adjusted EBITDA.*

Management uses adjusted EBITDA along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, and stock-based compensation, and may vary significantly between periods. Adjusted EBITDA is provided as supplemental information, not as a substitute for net income (loss) and does not reflect the Company's overall profitability.

Operating net income (loss) and basic operating net income (loss) per share *is net income (loss) and basic income (loss) per share exclusive of net gains (losses) on investments, net of tax. Net income (loss) and basic net income (loss) per share are the GAAP measures most closely comparable to operating net income (loss) and basic operating net income (loss) per share.*

Management uses operating net income (loss) and basic operating net income (loss) per share along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments and may vary significantly between periods. Operating net income (loss) and basic operating net income (loss) per share are provided as supplemental information, not as a substitute for net income (loss) and basic net income (loss) per share and do not reflect the Company's overall profitability.

Operating net income (loss) and diluted operating net income (loss) per share *is net income (loss) and diluted income (loss) per share exclusive of net gains (losses) on investments, net of tax. Net income (loss) and diluted net income (loss) per share are the GAAP measures most closely comparable to operating net income (loss) and diluted operating net income (loss) per share.*

Management uses operating net income (loss) and diluted operating net income (loss) per share along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments and may vary significantly between periods. Operating net income (loss) and diluted operating net income (loss) per share are provided as supplemental information, not as a substitute for net income (loss) and diluted net income (loss) per share, and do not reflect the Company's overall profitability.

Operating return on equity *is operating income (loss) divided by average equity. Return on equity is the GAAP measure most closely comparable to operating return on equity.*

Management uses operating return on equity, along with other measures, to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments, which may vary significantly between periods. Operating return on equity is provided as supplemental information, is not a substitute for return on equity and does not reflect the Company's overall return on average common equity.

Underlying loss ratio *is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of prior year loss reserve development and catastrophe losses.*

Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company's business that may be obscured by prior year loss reserve development and catastrophe losses. Catastrophe losses cause the Company's loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company's underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The underlying loss ratio should not be considered a substitute for the net loss ratio and does not reflect the Company's net loss ratio.

Net loss ratio excluding the effect of catastrophes *is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes on the net loss ratio.*

Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company's business that may be obscured by catastrophe losses. Catastrophe losses cause the Company's net loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company's underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The net loss ratio excluding the effect of catastrophes should not be considered a substitute for the net loss ratio and does not reflect the Company's net loss ratio.

The table below reconciles direct premiums written to net premiums earned for the periods presented:

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,		
	2024	**2023**	**% Change**	**2024**	**2023**	**% Change**
(000's except percentages)						
Direct Premiums Written Reconciliation:						
Direct premiums written	$66,627	$51,992	28.1 %	$169,447	$147,237	15.1 %
Ceded written premiums[1]	(46,081)	(48,317)	(4.6) %	(69,381)	(75,964)	(8.7) %
Net premiums written	20,545	3,675	459.0 %	100,065	71,273	40.4 %
Change in unearned premiums	12,862	24,263	(47.0) %	(7,535)	14,428	(152.2) %
Net premiums earned	**$33,407**	**$27,938**	**19.6 %**	**$92,531**	**$85,701**	**8.0 %**

(Components may not sum due to rounding)

1Net premiums written balances from prior year periods were reclassified to conform with current year presentation. The reclassification had no effect on the Company's previously reported financial condition, results of operations or cash flows.

The following table reconciles net income (loss) to adjusted EBITDA for the periods indicated:

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,		
	2024	**2023**	**% Change**	**2024**	**2023**	**% Change**
(000's except percentages)						
Adjusted EBITDA Reconciliation:						
Net income (loss)	**$6,978**	**($3,538)**	**NM**	**$12,920**	**($9,114)**	**NM**
Interest expense	901	989	(8.9) %	2,884	3,005	(4.0) %
Income tax expense (benefit)	2,106	(859)	NM	3,689	(2,149)	NM
Depreciation and amortization	619	741	(16.5) %	1,836	2,328	(21.1) %
EBITDA	10,604	(2,667)	NM	21,329	(5,931)	NM
Loss on extinguishment of debt	297	-	NM	297	-	NM
Net (gain) loss on investments	(827)	824	NM	(1,319)	(598)	120.6 %
Stock-based compensation	359	207	73.4 %	906	636	42.5 %
Adjusted EBITDA	**$10,433**	**($1,635)**	**NM**	**$21,212**	**($5,893)**	**NM**

(Components may not sum due to rounding)

The following table reconciles net income (loss) to operating net income (loss) and basic net income (loss) per share to basic operating net income (loss) per share for the periods indicated:

	For the Three Months Ended				For the Nine Months Ended			
	September 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023	
	Amount	Basic income per common share	Amount	Basic loss per common share	Amount	Basic income per common share	Amount	Basic loss per common share
(000's except per common share amounts and percentages)								
Operating Net Income (Loss) and Operating Net Income (Loss) per Basic Common Share Reconciliation:								
Net income (loss)	**$6,978**	**$0.61**	**($3,538)**	**($0.33)**	**$12,920**	**$1.16**	**($9,114)**	**($0.85)**
Net (gain) loss on investments	(827)		824		(1,319)		(598)	
Less tax (expense) benefit on net (gain) loss	(174)		173		(277)		(126)	
Net (gain) loss on investments, net of taxes	(653)	**(0.06)**	651	**0.06**	(1,042)	**(0.09)**	(472)	**(0.04)**
Operating net income (loss)	**$6,325**	**$0.55**	**($2,886)**	**($0.27)**	**$11,878**	**$1.07**	**($9,586)**	**($0.89)**
Weighted average basic shares outstanding	11,404,360		10,756,156		11,142,043		10,754,709	

(Components may not sum due to rounding)

The following table reconciles net income (loss) to operating net income (loss) and diluted net income (loss) per share to diluted operating net income (loss) per share for the periods indicated:

	For the Three Months Ended				For the Nine Months Ended			
	September 30, 2024		**September 30, 2023**		**September 30, 2024**		**September 30, 2023**	
	Amount	Diluted income per common share	Amount	Diluted loss per common share	Amount	Diluted income per common share	Amount	Diluted loss per common share
(000's except per common share amounts and percentages)								
Operating Net Income (Loss) and Operating Net Income (Loss) per Diluted Common Share Reconciliation:								
Net income (loss)	**$6,978**	**$0.55**	**($3,538)**	**($0.33)**	**$12,920**	**$1.05**	**($9,114)**	**($0.85)**
Net (gain) loss on investments	(827)		824		(1,319)		(598)	
Less tax (expense) benefit on net (gain) loss	(174)		173		(277)		(126)	
Net (gain) loss on investments, net of taxes	(653)	**(0.05)**	651	**0.06**	(1,042)	**(0.09)**	(472)	**(0.04)**
Operating net income (loss)	**$6,325**	**$0.50**	**($2,886)**	**($0.27)**	**$11,878**	**$0.97**	**($9,586)**	**($0.89)**
Weighted average diluted shares outstanding	12,581,128		10,756,156		12,249,576		10,754,709	

(Components may not sum due to rounding)

The following table reconciles net income (loss) to operating net income (loss) and return on equity to operating return on equity for the periods indicated:

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,		
	2024	2023	% Change	2024	2023	% Change
(000's except percentages)						
Operating Net Income (Loss) Reconciliation:						
Net income (loss)	**$6,978**	**($3,538)**	**NM**	**$12,920**	**($9,114)**	**NM**
Net (gain) loss on investments	(827)	824	NM	(1,319)	(598)	(120.6%)
Less tax (expense) benefit on net (gain) loss	(174)	173	NM	(277)	(126)	(119.8%)
Net (gain) loss on investments, net of taxes	(653)	651	NM	(1,042)	(472)	(120.8%)
Operating net income (loss)	**$6,325**	**($2,886)**	**NM**	**$11,878**	**($9,586)**	**NM**
Operating Return on Equity Reconciliation:						
Net income (loss)	**$6,978**	**($3,538)**	**NM**	**$12,920**	**($9,114)**	**NM**
Average equity	$50,236	$29,307	71.4%	$47,087	$31,349	50.2%
Return on equity	**13.9%**	**(12.1%)**	**NM**	**27.4%**	**(29.1%)**	**NM**
Return on equity - annualized	**55.6%**	**(48.3%)**	**NM**	**36.6%**	**(38.8%)**	**NM**
Net (gain) loss on investments, net of taxes	($653)	$651	NM	($1,042)	($472)	(120.8%)
Average equity	$50,236	$29,307	71.4%	$47,087	$31,349	50.2%
Effect of net (gain) loss on investments, net of taxes, on return on equity	(1.3%)	2.2%	NM	(2.2%)	(1.5%)	(47.0%)
Operating net income (loss)	**$6,325**	**($2,886)**	**NM**	**$11,878**	**($9,586)**	**NM**
Operating net income (loss) - annualized	**$25,300**	**($11,544)**	**NM**	**$15,837**	**($12,781)**	**NM**
Average equity	$50,236	$29,307	71.4%	$47,087	$31,349	50.2%
Operating return on equity	**12.6%**	**(9.8%)**	**NM**	**25.2%**	**(30.6%)**	**NM**
Operating return on equity - annualized	**50.4%**	**(39.4%)**	**NM**	**33.6%**	**(40.8%)**	**NM**

(Components may not sum due to rounding)

The following table reconciles the underlying loss ratio, the net loss ratio excluding the effect of catastrophes and the catastrophe loss ratio to the net loss ratio for the periods presented:

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,			
	2024	**2023**	**Percentage Point Change**		**2024**	**2023**	**Percentage Point Change**	
Loss Ratio Reconciliation:								
Underlying Loss Ratio	**39.2%**	**70.8%**	**(31.6)**	**pts**	**47.9%**	**69.2%**	**(21.3)**	**pts**
Effect of prior-year reserve development	(1.9%)	0.0%	(1.9)	pts	(1.8%)	0.0%	(1.8)	pts
Net loss ratio excluding the effect of catastrophes	37.3%	70.8%	(33.5)	pts	46.1%	69.2%	(23.1)	pts
Effect of catastrophes	1.7%	7.7%	(6.0)	pts	2.7%	8.5%	(5.8)	pts
Net loss ratio	**39.0%**	**78.5%**	**(39.5)**	**pts**	**48.8%**	**77.7%**	**(28.9)**	**pts**

(Components may not sum due to rounding)

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

		September 30, 2024		December 31, 2023
		(unaudited)		
Assets				
Fixed-maturity securities, held-to-maturity, at amortized cost (fair value of $6,278,968 at September 30, 2024 and $6,106,148 at December 31, 2023)	$	7,048,662	$	7,052,541
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of $176,904,251 at September 30, 2024 and $164,460,942 at December 31, 2023)		165,458,345		148,920,797
Equity securities, at fair value (cost of $13,527,554 at September 30, 2024 and $17,986,783 at December 31, 2023)		11,280,228		14,762,340
Other investments		4,299,178		3,897,150
Total investments		188,086,413		174,632,828
Cash and cash equivalents		33,760,798		8,976,998
Premiums receivable, net		17,601,417		13,604,808
Reinsurance receivables, net		65,746,827		75,593,912
Deferred policy acquisition costs		21,852,365		19,802,564
Intangible assets		500,000		500,000
Property and equipment, net		9,299,163		9,395,697
Deferred income taxes, net		6,002,833		10,551,819
Other assets		4,144,585		4,574,584
Total assets	$	346,994,401	$	317,633,210
Liabilities				
Loss and loss adjustment expense reserves	$	116,842,451	$	121,817,862
Unearned premiums		119,974,779		105,621,538
Advance premiums		5,307,223		3,797,590
Reinsurance balances payable		9,866,555		12,837,140
Deferred ceding commission revenue		10,286,093		9,460,865
Accounts payable, accrued expenses and other liabilities		7,749,981		4,350,546
Debt, net (current $856,605 and long-term $16,440,982 at September 30, 2024, current $19,580,109 and long-term $5,663,421 at December 31, 2023)		17,297,587		25,243,530
Total liabilities		287,324,669		283,129,071
Commitments and Contingencies				
Stockholders' Equity				
Preferred stock, $.01 par value; authorized 2,500,000 shares		-		-
Common stock, $.01 par value; authorized 20,000,000 shares; issued 13,818,950 shares at September 30, 2024 and 12,248,313 shares at December 31, 2023; outstanding 12,312,296 shares at September 30, 2024 and 10,776,907 shares at December 31, 2023		138,190		122,483
Capital in excess of par		84,334,037		75,338,010
Accumulated other comprehensive loss		(9,040,113)		(12,274,563)
Accumulated deficit		(10,194,549)		(23,114,310)
		65,237,565		40,071,620
Treasury stock, at cost, 1,506,654 shares at September 30, 2024 and December 31, 2023		(5,567,833)		(5,567,481)
Total stockholders' equity		59,669,732		34,504,139
Total liabilities and stockholders' equity	$	346,994,401	$	317,633,210

KINGSTONE COMPANIES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) (Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,	
	2024	2023	2024	2023
Revenues				
Net premiums earned	$ 33,407,194	$ 27,938,318	$ 92,530,708	$ 85,701,467
Ceding commission revenue	4,741,676	5,536,327	13,870,748	16,393,944
Net investment income	1,649,673	1,444,360	4,917,129	4,437,208
Net gains (losses) on investments	826,522	(824,370)	1,319,307	597,643
Other income	146,663	142,036	401,128	454,160
Total revenues	40,771,728	34,236,671	113,039,020	107,584,422
Expenses				
Loss and loss adjustment expenses	13,027,597	21,932,453	45,125,492	66,552,565
Commission expense	9,004,254	8,210,430	25,088,546	25,221,374
Other underwriting expenses	6,894,590	6,318,625	18,675,720	19,873,882
Other operating expenses	1,241,572	441,963	2,820,620	1,868,011
Depreciation and amortization	619,056	741,059	1,835,503	2,327,691
Interest expense	900,583	988,699	2,884,181	3,004,564
Total expenses	31,687,652	38,633,229	96,430,062	118,848,087
Income (loss) from operations before taxes	9,084,076	(4,396,558)	16,608,958	(11,263,665)
Income tax expense (benefit)	2,105,931	(858,987)	3,689,197	(2,149,367)
Net income (loss)	6,978,145	(3,537,571)	12,919,761	(9,114,298)
Other comprehensive income (loss), net of tax				
Gross change in unrealized gains (losses) on available-for-sale-securities	4,533,334	(2,821,785)	4,082,771	(1,486,887)
Reclassification adjustment for net realized losses included in net income (loss)	3,939	4,181	11,468	17,201
Net change in unrealized gains (losses), on available-for-sale-securities	4,537,273	(2,817,604)	4,094,239	(1,469,686)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(952,827)	591,697	(859,789)	308,635
Other comprehensive income (loss), net of tax	3,584,446	(2,225,907)	3,234,450	(1,161,051)
Comprehensive income (loss)	$ 10,562,591	$ (5,763,478)	$ 16,154,211	$ (10,275,349)
Earnings (loss) per common share:				
Basic	$ 0.61	$ (0.33)	$ 1.16	$ (0.85)
Diluted	$ 0.55	$ (0.33)	$ 1.05	$ (0.85)
Weighted average common shares outstanding				
Basic	11,404,360	10,756,156	11,142,043	10,754,709
Diluted	12,581,128	10,756,156	12,249,576	10,754,709

Condensed Consolidated Statements of Stockholders' Equity (Unaudited)

Three months ended September 30, 2024 and 2023

	Preferred Stock		Common Stock		Capital in Excess	Accumulated Other Comprehensive	Accumulated	Treasury Stock		
	Shares	Amount	Shares	Amount	of Par	Loss	Deficit	Shares	Amount	Total
Balance, July 1, 2023	-	-	12,227,562	$122,275	$74,946,685	($14,893,572)	($22,522,691)	$1,471,406	($5,567,481)	$32,085,216
Stock-based compensation	-	-	-	-	207,123	-	-	-	-	207,123
Net loss	-	-	-	-	-	-	(3,537,571)	-	-	(3,537,571)
Change in unrealized losses on available-for-sale securities, net of tax	-	-	-	-	-	(2,225,907)	-	-	-	(2,225,907)
Balance, September 30, 2023	-	-	12,227,562	$122,275	$75,153,808	($17,119,479)	($26,060,262)	$1,471,406	($5,567,481)	$26,528,861

	Preferred Stock		Common Stock		Capital in Excess	Accumulated Other Comprehensive	Accumulated	Treasury Stock		
	Shares	Amount	Shares	Amount	of Par	Loss	Deficit	Shares	Amount	Total
Balance, July 1, 2024	-	-	12,536,129	$125,361	$76,042,147	($12,624,559)	($17,172,694)	$1,471,406	($5,567,481)	$40,802,774
Stock-based compensation	-	-	-	-	359,170	-	-	-	-	359,170
Vesting of restricted stock awards	-	-	211,391	2,114	(2,114)	-	-	-	-	-
Shares deducted from restricted stock awards for payment of withholding taxes	-	-	(106,687)	(1,067)	(951,644)	-	-	-	-	(952,711)
Exercise of stock options	-	-	37,959	380	(28)	-	-	35,248	(352)	-
Exercise of warrants	-	-	60,557	606	(606)	-	-	-	-	-
Issuance of common stock, net of offering costs of $259,285	-	-	1,079,601	10,796	8,887,112	-	-	-	-	8,897,908
Net income	-	-	-	-	-	-	6,978,145	-	-	6,978,145
Change in unrealized gains on available-for-sale securities, net of tax	-	-	-	-	-	3,584,446	-	-	-	3,584,446
Balance, September 30, 2024	-	-	13,818,950	$138,190	$84,334,037	($9,040,113)	($10,194,549)	$1,506,654	($5,567,833)	$59,669,732

Condensed Consolidated Statements of Stockholders' Equity (Unaudited)

Nine months ended September 30, 2024 and 2023

	Preferred Stock		Common Stock		Capital in Excess	Accumulated Other Comprehensive	Accumulated	Treasury Stock		
	Shares	Amount	Shares	Amount	of Par	Loss	Deficit	Shares	Amount	Total
Balance, January 1, 2023	-	-	12,171,512	$121,715	$74,519,590	($15,958,428)	($16,945,964)	$1,471,406	($5,567,481)	$36,169,432
Stock-based compensation	-	-	-	-	636,178	-	-	-	-	636,178
Vesting of restricted stock awards	-	-	56,977	569	(569)	-	-	-	-	-
Shares deducted from restricted stock awards for payment of withholding taxes	-	-	(927)	(9)	(1,391)	-	-	-	-	(1,400)
Net loss	-	-	-	-	-	-	(9,114,298)	-	-	(9,114,298)
Change in unrealized losses on available-for-sale securities, net of tax	-	-	-	-	-	(1,161,051)	-	-	-	(1,161,051)
Balance, September 30, 2023	-	-	12,227,562	$122,275	$75,153,808	($17,119,479)	($26,060,262)	$1,471,406	($5,567,481)	$26,528,861

	Preferred Stock		Common Stock		Capital in Excess	Accumulated Other Comprehensive	Accumulated	Treasury Stock		
	Shares	Amount	Shares	Amount	of Par	Loss	Deficit	Shares	Amount	Total
Balance, January 1, 2024	-	-	12,248,313	$122,483	$75,338,010	($12,274,563)	($23,114,310)	$1,471,406	($5,567,481)	$34,504,139
Stock-based compensation	-	-	-	-	906,375	-	-	-	-	906,375
Vesting of restricted stock awards	-	-	446,044	4,460	(4,460)	-	-	-	-	-
Shares deducted from restricted stock awards for payment of withholding taxes	-	-	(109,633)	(1,096)	(959,995)	-	-	-	-	(961,091)
Exercise of stock options	-	-	37,959	380	(28)	-	-	35,248	(352)	-
Exercise of warrants	-	-	60,557	606	(606)	-	-	-	-	-
Issuance of common stock, net of offering costs of $360,670	-	-	1,135,710	11,357	9,054,741	-	-	-	-	9,066,098
Net income	-	-	-	-	-	-	12,919,761	-	-	12,919,761
Change in unrealized gains on available-for-sale securities, net of tax	-	-	-	-	-	3,234,450	-	-	-	3,234,450
Balance, September 30, 2024	-	-	13,818,950	$138,190	$84,334,037	($9,040,113)	($10,194,549)	$1,506,654	($5,567,833)	$59,669,732